Interliant

     This  agreement is between  INTERLIANT,  INC.  (the  "Service  Provider") a
Delaware  corporation with an office at Two Manhattanville  Road,  Purchase,  NY
10577  and;  the  Customer,  as  identified  in the  Service  Order(s)  to  this
Agreement.

     1. Definitions and Interpretation.

     "Agreement" or "Interliant"  Services Agreement shall mean these Interliant
Service Terms and  Conditions  and all terms and  conditions  set out in service order(s) attached hereto ("Service Order"),  which are hereby  incorporated into the Agreement by reference.

     "Interliant  Services"  shall  mean the  managed  electronic  data and mail transmission services to be provided by the Service Provider for the Customer as further described in the Service Order(s) of this Agreement.

     "Content  or  Applications"  shall mean the  Customer's  database(s),  HTML documents, applications or other forms of content provided by the Customer to be hosted on, distributed,  or made available to Users via the Interliant Services, as further described in the Service Order(s).

     "Users" shall mean (i) those  companies and  individuals  authorized by the
Customer to utilize the Interliant Services to communicate and/or replicate, and
(ii) those companies and individuals able or authorized to access the Content or
Applications via the Interliant Services.

     "Term"  shall mean the term  described in the Service  Order(s).  "Parties"
shall mean the Service Provider and the Customer;  "Party" shall mean either the
Service Provider or the Customer, as the context requires.

     2. Scope of Agreement

     These Terms and Conditions  set forth the terms and  conditions  upon which the Service  Provider  shall  provide and the  Customer  shall obtain the use of
Interliant  Services and shall govem the Agreement  between the Parties.  Unless otherwise agreed to by the parties, this Agreement shall apply to all Interliant
Services provided by the Service Provider to the Customer as requested from time to time and as are described in the Service Order(s).

     3. Term and Termination.

     3.1 Any services  provided  hereunder shall be provided to the Customer for the Term set out in the Service Order  describing  the service.  Subject only to
Sections  3.2 and 3.3 below,  this  Agreement  shall  continue in force for such
Term(s).

     3.2 Either party may, at its option, terminate any Service Order by written notice to the other forthwith in any of the following events:

     3.2.1 if the other Party breaches any of its material obligations hereunder and does not remedy the same (if it is capable  of remedy)  within  thirty  (30)
days of  notice of such  failure  or breach  being  given by the  non-defaulting party,  or such  longer  period as may be  required  to correct  such breach if, within said thirty (30) days, the defaulting party shall commence the correction of such breach and thereafter diligently pursue the correction thereof;

     3.2.2 if an order is made or an  effective  resolution  is  passed  for the dissolution  or winding up of the other  Party  except  for the  purposes  of an amalgamation, merger or reconstruction;

Interliant Services Agreement Terms and Conditions

     3.2.3 if an encumbrancer  takes  possession or a receiver is appointed over all or substantially all of the assets of the other;

     3.2.4 if the other becomes  insolvent or makes any special  arrangements or any special assignment for the benefit of its creditors; or

     3.2.5  upon the  failure  of the other  party to make a  payment  hereunder within 90 days after written notice that such payment is past due.

     3.3 Unless Term renewal is explicitly  addressed in the Service  Order,  at the  expiration  of the Term of the  Service  Order,  such  Service  Order shall automatically renew for a period of the same length as the first Term unless, at least 30 days prior to such renewal, either Party provides written notice to the other of its intention not to renew that Service Order.

     3.4  Should any  Service  Order  expire or be  terminated  for any  reason, neither  Party  will be  liable  to the  other  because  of such  expiration  or termination for compensation, reimbursement or damages on account of the loss of prospective profits,  anticipated sales, goodwill or on account of expenditures, investments,  leases or  commitments  in  connection  with the  business  of the
Service  Provider or the Customer,  or for any other reason  whatsoever  flowing from such  termination or  expiration.  Termination or expiration of any Service
Order shall not release  either party from its  liability to pay the other party any fees owing to such other party under the terms of this Agreement.

     3.5 Upon termination or expiration of any Service Order:

     3.5.1 the Service Provider will  immediately  return to the Customer any of the  Customer's  data  related to that  Service  Order that is stored on Service
Provider's system;

     3.5.2 the Customer  shall (i) return to the Service  Provider all copies of source code, executable program files, documentation,  flowcharts, diagrams, and related  materials  provided by the Service Provider to the Customer pursuant to the Service Order (hereinafter the "Software"), including any copies of computer programs on magnetic media and any written  materials,  and (ii) delete from all computer systems all copies of the Software; and

     3.5.3 the  Customer  shall  turn over to  Service  Provider  all  modem(s), hardware,  or accessories (herein "Equipment"),  documents,  and materials which were  provided to the Customer by the Service  Provider  pursuant to the Service
Order, unless otherwise expressly agreed by the Parties, and the Customer agrees to reimburse the Service Provider for any damage which has been sustained by the
Equipment while in the Customer"s possession.

     3.6 The  Service  Provider  may make or permit  reasonable  changes  in the
Interliant   Services   provided   under  this   Agreement.   All   discoveries,
improvements,  adaptations,  or  developments  relating to  Interliant  Services provided by the Service  Provider  under this Agreement are and shall remain the exclusive  property of the Service  Provider.  If the Service  Provider  makes a change which has a material  adverse  effect on the Customer"s  operations,  the
Customer  may cancel this  Agreement  after  written  notice  which  states with particularity the reason for termination, provided the Service Provider does not cure or remedy this condition within one (1) month.

     4. Charges and Payment

     4.1 The Service  Provider  shall  charge the  Customer  for the  Interliant
Services in accordance with the prices set forth in the Service Order(s).

     4.2 The Customer  shall be financially  responsible  for any and all use of the Interliant Services by the Customer's employees and Users.

     4.3 The Customer shall payor reimburse the Service  Provider for sales, and value added taxes, where applicable,  and any other governmental taxes,  charges and duties levied,  imposed or assessed for the  Interliant  Services or arising out of  services  rendered  to the  Customer  under this  Agreement,  excluding, however,  ordinary  personal  property  taxes,  taxes  based  upon  the  Service
Provider"s net income, and corporate franchise taxes. The Service Provider shall furnish the Customer with invoices showing the amounts due under this Section.

     4.4 All  monetary  values  set forth in this  Agreement  are in US  Dollars unless otherwise clearly stated.

     4.5 Terms of payment on all charges are net thirty (30) days in US Dollars.

     4.6 Failure to pay by the Customer according to the terms of this Agreement shall entitle the Service  Provider,  without  prejudice to its other rights and remedies under this Agreement, to:

     4.6.1  charge  interest on a daily basis from the  original due date at the rate of 1.5% per month and/or,

     4.6.2 suspend the provision of Interliant  Services,  following twenty- one
(21) days  written  notice,  provided  that the  Customer  has not  remedied its default within that time.

     4.7 The Customer  will  reimburse the Service  Provider for all  reasonable costs  incurred by the Service  Provider in  collecting  past due amounts.  Such costs may include, but are not limited to, wire transfer fees, collection agency fees, reasonable attorney fees, and court costs.

     4.8 The Customer  acknowledges  that the Service  Provider relies upon some vendor-supplied  licenses  to provide the  Interliant  Services.  Moreover,  the
Customer recognizes that such vendors may have the ability to alter the terms of such licenses so as to make the provision of Interliant  Services by the Service
Provider commercially  unreasonable.  Should any third party licenses upon which the Service  Provider relies to provide the Interliant  Services to the Customer materially  change during the Term of a Service Order,  the Service Provider may
notify the Customer of such change and provide the Customer with a corresponding change in the description of service and pricing for each affected Service Order
("Licensing  Change  Notice").  If the  Customer  wishes to continue  purchasing
Interliant  Services under such altered description of service and pricing or if the Customer  fails to respond to the  Licensing  Change  Notice within 10 days, such Service  Order will be deemed to be amended to reflect the new  description of service and pricing and shall continue,  uninterrupted,  pursuant to the Term of that Service Order.  If the Customer does not wish to purchase the Interliant
Services as so described  and priced and the  Customer  provides 10 days written notice to the  Service  Provider of its  decision  not to do so,then the Service
Order shall automatically  terminate on the eleventh day following the Licensing
Change Notice.

     4.9  Customer  acknowledges  that,  in order to make use of the  Interliant
Services, it may need to procure certain software licenses,  hardware, and other items not provided by Interliant as part of the  Interliant  Services.  Customer shall be solely  financially  responsible for any and all costs  associated with such items.

     5. Use of Interliant Services.

     5.1 The Service Provider shall implement  reasonable security procedures to protect  the  Customer"s  computer  data and  transmissions  via the  Interliant
Services  from  unauthorized  access.  If the Service  Provider  adheres to such reasonable  security  procedures,  as the same may be revised from time to time, there shall be a conclusive,  irrebuttable presumption that the Service Provider has satisfied the foregoing obligation.

     5.2 The Customer is responsible for the accuracy, adequacy, and security of computer equipment,  programs and data it fumishes or transmits,  for use of the output it obtains, for maintaining procedures extemal to the Interliant Services for reconstruction of lost data or programs, and for satisfying its requirements for accuracy of system output.

     5.3 The  Parties  agree that the  Service  Provider  shall  not,  under any circumstances,  be held responsible or liable for situations where the security, stability,  or availability of the Customer"s Interliant Services is compromised by the  Customer  directly,  by  software  or  programs  provided to the Service
Provider by the Customer,  or by actions the Service Provider  undertakes at the request of the Customer.

     5.4 The  parties  agree that the  Service  Provider  shall  not,  under any circumstances,  be held  responsible  or liable  for  situations  where  data or transmissions  are accessed by third parties  through  illegal or illicit means, including  situations where the data or  transmissions  are accessed through the exploitation of security gaps,  weaknesses or flaws (whether known or unknown to the Service  Provider at the time)  which may exist in any  software,  including software or programs  provided to the Service  Provider by the  Customer and any other  software  utilized by the  Customer  in  connection  with the  Interliant
Services, beyond the exclusive control of the Service Provider.

     5.5 The Service  Provider  may  provide  the  Customer  with  Equipment  or
Software to be used by the Customer in accessing the  Interliant  Services.  The
Customer  shall  properly use the Equipment or Software  provided by the Service
Provider,  and the  Customer  will  provide  facilities  and security for proper operation and maintenance of, and will not alter, move,  connect,  or disconnect this  Equipment or Software  without first  calling and obtaining  oral approval from the Service  Provider.  The Customer shall be solely liable for any loss or damage to the Equipment or Software  caused by the negligence or willful acts of the Customer or its officers,  employees, agents, or contractors, or for loss or damage of the Equipment or Software through theft or vandalism on the Customer"s premises.  Moreover,  in the event of any  alteration,  movement,  connection or disconnection  of or any other  tampering  or  adjustments  to the  Equipment or
Software  by the  Customer  without  the prior  express  approval of the Service
Provider,the Service Provider shall be completely released from any liability or obligation  (including  any  warranty or indemnity  obligation)  to the Customer arising from or relating to the  Equipment or Software that was affected by such action of the Customer, and the Customer shall be liable to the Service Provider for costs or damages incurred by the Service Provider .

     5.6 The Service  Provider  shall not be responsible  for the  installation, operation,  or  maintenance of equipment or software not provided by the Service
Provider;  nor shall the Service Provider be responsible for the transmission or reception  of  information  by equipment or software not provided by the Service
Provider.

     5.6.1 The Customer shall be responsible  for the use and  compatibility  of equipment or software not  provided by the Service  Provider.  In the event that the Customer uses equipment,  software,  or supplies not provided by the Service
Provider  which impairs its use of the Interliant  Services,  the Customer shall nonetheless  be liable for payment for the  Interliant  Services or  maintenance needed as a result of equipment  failure or performance  problems  caused by the
Customer"s use of equipment,  software,  or supplies not provided by the Service
Provider.  Upon notice from the Service  Provider that the equipment or software not provided by the Service  Provider is causing or is likely to cause hazard or
interference,   the  Customer  shall  eliminate  the  likelihood  of  hazard  or interference.

     5.6.2 The Service  Provider  shall not be  responsible if changes in any of
the  Service  Provider"s  facilities,   operations,  procedures,  or  Interliant
Services  causes  equipment or software not provided by the Service  Provider to become  obsolete,  require  modification or alteration,  or otherwise affect the performance of equipment or software not provided by the Service Provider.

     5.7 The Customer agrees that its use of the Interliant  Services will be in a manner  consistent  with  this  Agreement  and with  all  applicable  laws and regulations,  including without  limitation,  copyright,  trademark,  and export control laws  prohibiting the use of  telecommunications  facilities to transmit illegal,  obscene,  threatening,  harassing,  or other offensive  messages.  The
Customer  acknowledges  that the Service Provider is not responsible for any use or  misuse  of  the  Interliant  Services  by the  Customer  or  its  Users.  In
particular,  the Customer  shall not, nor shall it permit or assist  others,  to abuse or fraudulently use the Interliant Services,  including but not limited to the following:

     5.7.1 to obtain or attempt to obtain Interliant  Services by any fraudulent means or device with intent to avoid payments;

     5.7.2 to access,  alter, or destroy any information of another  customer of the Service Provider by any fraudulent means or device, or attempt to do so;

     5.7.3 to use the Interliant Services so as to interfere with the use of the
Interliant Services by other customers or users;

     5.7.4 to post, disseminate, or otherwise transmit copyrighted materials via the Interliant Services without the permission of the owner(s) or person(s) they specifically authorize. Copying, redistributing, or publication must be with the express permission of the owners of such copyrighted materials; or

     5.7.5 to use the  Interliant  Services to send  unsolicited  advertising or
promotional  material  (including   unsolicited  e-mail)  to  any  third  party,
including  subscribers and users of the Interliant  Services or to solicit third parties,  including  subscribers or users of the  Interliant  Services to become members of other competitive information or communication services. The Customer agrees that Service Provider may, in its sole discretion,  take steps to limit a third party"s  ability to send messages  (including  advertising  or promotional materials) to third  parties,  including  subscribers or users of the Interliant
Services, and may do so with or without notice to the Customer.

     5.8 The Service Provider stores and facilitates the transmission of private electronic  communications pursuant to the Electronic Communications Privacy Act of 1986 (18 U.S.C. 2510, et. seq.). Electronic communications on this system are private,  and only under situations where explicitly  required or allowed by law will such communications be accessed,  intercepted,  disclosed,  or used without the  consent of at least one of the  parties to the  communication.  The Service
Provider  agrees that in the event that it is required by any court or govemment order or applicable law to disclose the contents of data,  the Service  Provider will provide the  Customer  with advance  notice of any such  disclosure  to the extent  practicable.  Although Service Provider will not systematically  monitor the content  which is  disseminated  via the  Interliant  Services,  the Service
Provider  reserves the right to (a) disable access to or delete any information, software,  or other content which it  determines  in its sole  discretion  (such discretion to be exercised in good faith) to be illegal,  obscene,  threatening, harassing, or otherwise offensive, and (b) disable access to or delete any other information,  software, or other content, under justified exigent circumstances, as  such  circumstances  are  determined  in good  faith  by  Service  Provider, regardless  of whether it violates the standards for content laid out in section
5.7.

     6. Interliant Services Availability

     Except as otherwise  expressly stated in the Service Order(s),  the Service
Provider warrants it will use reasonable care in providing  Interliant  Services under this Agreement.  Except for maintenance and periods of shut-down caused by equipment,  system or power  failure,  or other  causes  beyond  the  reasonable control of the Service  Provider,  specifically  including  periods of shut-down caused by software or programs provided to the Service Provider by the Customer, the system will be  operational  twenty-four  (24) hours a day, seven (7) days a week.

     7. Intellectual Property Rights

     7.1 The Service  Provider  represents  that all rights in all  intellectual property,  including Software,  provided by the Service Provider to the Customer in relation to the Interliant  Services,  if any, are either  licensed to or the property of the Service  Provider and that the Service Provider has the right to permit the Customer to use such intellectual  property rights in accordance with this  Agreement.  Nothing  contained  herein  shall be deemed to convey title or ownership interest in such intellectual  property to the Customer.  The Customer agrees that neither the Customers  nor its employees or Users will,  directly or indirectly,  (i) sell, lease, assign,  sublicense,  or otherwise transfer;  (ii)
duplicate,  reproduce, or copy (except to make one backup copy),  (iii)disclose, divulge,  or otherwise  make  available  to any third party,  (iv) use except as authorized  under this Agreement,  or (v) decompile,  disassemble,  or otherwise analyze for reverse  engineering  purposes  the  Software,  including  all trade secrets and confidential information therein.

     7.2 Customer agrees that Interliant may publicly refer to the Customer as a customer of Interliant. Interliant agrees that it will not make any other public use of the Customer"s name without the written consent of the Customer .

     7.3  The   Customer   grants  to  the   Service   Provider   non-exclusive,
non-transferable,  worldwide  licenses during the term of this Agreement to copy and  otherwise  deal with the  Customer"s  Content or  Applications  to the full extent  reasonably  required for the Service Provider to fulfill its obligations to the Customer under this Agreement and to manage the Interliant  Services (the
"License").  The License herein granted does not in any way affect the ownership of the Customer"s Content or Applications.

     7.4 The Customer represents and warrants that it is authorized to grant the
License set out in the preceding  section,  that the Content or  Applications do not infringe any copyright or other  proprietary right of third parties and that the Service Provider"s  exercise of such License will not infringe any copyright or other proprietary or license right of any third party.

     8. Confidentiality.

     The Service  Provider and the Customer  acknowledge  that they will receive confidential  information and trade secrets  ("Confidential  Information")  from each other in connection with this Agreement.  Confidential information shall be deemed to include all the information each Party receives from the other Party , except anything  designated as not  confidential.  The Service  Provider and the
Customer agree to maintain the secrecy of the Confidential Information and agree neither to use it (except  for the  purposes  of  performing  hereunder)  nor to disclose it to anyone outside the Service Provider and the Customer or to anyone within the Service Provider and the Customer who does not have a need to know it in order to perform  under this  Agreement.  Items will not be  considered to be
Confidential  Information  if (i) available to the public other than by a breach of an agreement with the disclosing party; (ii) rightfully received from a third party not in breach of any obligation of  confidentiality;  (iii)  independently developed by one party without  access to the  Confidential  Information  of the other; (iv) known to the recipient at the time of disclosure; or (v) produced in compliance  with  applicable law or a court order,  provided that other party is given  reasonable  notice of such law or order and an  opportunity to attempt to preclude or limit such production.

     9. Exemptions and Limitations of Liability.

     9.1 EXCEPT AS  OTHERWISE  EXPRESSLY  STATED IN THE  AGREEMENT,  THE SERVICE
PROVIDER  MAKES NO EXPRESS OR IMPLIED  WARRANTY  WITH RESPECT TO THE PROGRAMS OR
GOODS OR SERVICES TO BE SUPPLIED TO THE CUSTOMER,  INCLUDING WITHOUT  LIMITATION
ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS"FOR A PARTICULAR PURPOSE. THE
INTERLIANT SERVICES ARE PERFORMED AND DISTRIBUTED ON AN .AS IS. BASIS.

     9.2 IN THE EVENT THAT DATA FURNISHED BY THE CUSTOMER OR ANY CLIENT, WHETHER
TRANSMITTED  VIA THE INTERLIANT  SERVICES OR OTHERWISE,  IS LOST OR DESTROYED OR
DAMAGED BY THE SERVICE PROVIDER, THE SERVICE PROVIDER"S AGENTS OR EMPLOYEES, THE
CUSTOMER"S  SOLE  REMEDY  SHALL BE THE  REPAIR  OR  REPLACEMENT  BY THE  SERVICE
PROVIDER OF SUCH LOST,  DESTROYED OR DAMAGED  DATA,  PROVIDED  HOWEVER THAT SUCH
REPAIR OR RESTORATION  CAN  REASONABLY BE PERFORMED BY THE SERVICE  PROVIDER AND
PROVIDED,  FURTHER,  THAT THE CUSTOMER  FURNISHES THE SERVICE  PROVIDER WITH ALL
SOURCE DATA, IN MACHINE READABLE FORM, NECESSARY FOR SUCH REPAIR OR RESTORATION.

     9.3 THE PARTIES ACKNOWLEDGE THAT, SEPARATE AND DISTINCT FROM THE INTERLIANT
SERVICES,  THERE  EXIST  MATERIALS  POSTED OR  ORIGINATED  BY THIRD  PARTIES AND
SUBSEQUENTLY  ARCHIVED  VIA THE  INTERLIANT  SERVICES,  WHICH MAY BE  DISPLAYED,
DUPLICATED,  DISTRIBUTED, OR MADE AVAILABLE THROUGH THE INTERLIANT SERVICES (THE
"THIRD  PARTY  CONTENT").  THE SERVICE  PROVIDER  MAKES NO  WARRANTY  WHATSOEVER
REGARDING THE THIRD PARTY CONTENT,  AND UNDER NO CIRCUMSTANCES  WILL THE SERVICE
PROVIDER BE LIABLE FOR, OR WILL ANY  INDEMNIFICATION  RIGHTS  ARISE OUT OF OR IN
CONNECTION   WITH  SUCH  THIRD  PARTY  CONTENT.   THIS  DISCLAIMER  OF  WARRANTY
SPECIFICALLY  RELATES  TO WHETHER OR NOT THE THIRD  PARTY  CONTENT  DOES OR WILL
INFRINGE ANY TRADEMARK,  SERVICE MARK, COPYRIGHT,  RIGHT TO PUBLICITY,  RIGHT OF
PRIVACY , OR OTHER  INTELLECTUAL  PROPERTY  RIGHT OF A THIRD  PARTY,  CONSTITUTE
FALSE,  DECEPTIVE,  OR UNFAIR ADVERTISING OR DISPARAGEMENT UNDER APPLICABLE LAW,
OR FAIL TO COMPLY WITH APPLICABLE LAWS AND REGULATIONS (INCLUDING,  FOR EXAMPLE,
LICENSING REQUIREMENTS AND ADMINISTRATIVE OR PROFESSIONAL RULES).

     9.4 THE SERVICE PROVIDER,  INCLUDING ITS OFFICERS,  EMPLOYEES,  AGENTS, AND
DIRECTORS,  SHALL NOT HAVE ANY LIABILITY OF ANY KIND, DIRECT OR INDIRECT, TO THE
CUSTOMER FOR ANY DAMAGES  OTHER THAN ACTUAL  DAMAGES  DIRECTLY  AND  PROXIMATELY
RESULTING  FROM  THE ,  FAILURE,  DELAY,  OR  NONPERFORMANCE  OF THE  INTERLIANT
SERVICES.  THE MAXIMUM  LIABILITY OF THE SERVICE PROVIDER FOR SUCH DAMAGES SHALL
BE LIMITED SOLELY TO THE AMOUNT PAID BY THE CUSTOMER TO THE SERVICE PROVIDER FOR
THE INTERLIANT SERVICES DURING SUCH PERIOD OF FAILURE, DELAY, OR NONPERFORMANCE.
THE  LIABILITY  , IF ANY,  OF THE  SERVICE  PROVIDER,  INCLUDING  ITS  OFFICERS,
EMPLOYEES, AGENTS, AND DIRECTORS, INCLUDING BUT NOT LIMITED TO LIABILITY ARISING
OUT OF CONTRACT, TORT, BREACH OF WARRANTY,  INFRINGEMENT OR OTHERWISE, SHALL NOT
IN ANY EVENT INCLUDE LIABILITY FOR LOSS OF PROFITS,  LOSS OR INACCURACY OF DATA,
OR INDIRECT,

     SPECIAL,  INCIDENTAL OR CONSEQUENTIAL  DAMAGES, EVEN IF IT HAS BEEN ADVISED
OF THE POSSIBILITY OF SUCH DAMAGES.

     9.5 THE SERVICE  PROVIDER  WARRANTS  THAT THE  INTERLIANT  SERVICES WILL BE
"YEAR 2000  COMPLIANT" BY DECEMBER 31, 1999. THE  CUSTOMER"S  SOLE REMEDY IN THE
EVENT  OF A  BREACH  OF THIS  WARRANTY  SHALL BE  EITHER  (I) A CREDIT  FOR FEES
ASSOCIATED WITH THE CUSTOMER"S USE OF THE INTERLIANT SERVICES,  BUT ONL Y TO THE
EXTENT THE CUSTOMER"S USE OF SUCH INTERLIANT SERVICES IS AFFECTED BY THE BREACH,
OR (II)  TERMINATION OF THE AFFECTED SERVICE ORDER. FOR PURPOSES OF THIS SECTION
9.5, "YEAR 2000  COMPLIANT"  MEANS THE ABILITY TO ACCURATELY  PROCESS DATA FROM,
INTO, AND BETWEEN THE TWENTIETH AND  TWENTY-FIRST  CENTURIES,  AND TO ACCURATELY
PERFORM LEAP YEAR CALCULATIONS.

     10. Indemnities

     10.1 The Service  Provider shall  indemnify and hold harmless the Customer, its directors,  officers, and employees from and against any and all third-party
claims  and  resulting  liabilities,   losses,   damages,  costs  and  expenses,
(including  reasonable attorneys fees) of whatever nature or kind arising out of or incidental to or in any way resulting from the illegal, malicious, or grossly negligent  acts or omissions of the Service  Provider or the Service  Provider"s
officers,  employees  (while  acting within the scope of their  employment),  or agents acting in their performance of this Agreement.

     10.2 The Service  Provider  shall (i) defend,  at its expense,  and pay any costs and damages  finally  awarded  against the Customer in any action  brought against  the  Customer to the extent that it is based on a claim as set forth in
Section 10.1, and (ii) reimburse the Customer for attomeys" fees and other costs reasonably  incurred in connection with such an action.  The obligations set out in this Section 10.2 shall only apply provided that the Customer:

     10.2.1 notifies the Service Provider promptly in writing of any such claim;

     10.2.2 allows the Service Provider to fully control the defense of any such claim; and

     10.2.3  does not agree to any  settlement  of any such  claim  without  the
Service Provider"s consent.

     10.3 The Customer shall  indemnify and hold harmless the Service  Provider, its directors,  officers, and employees from and against any and all third-party
claims  and  resulting  liabilities,   losses,   damages,  costs  and  expenses,
(including  reasonable attorneys fees) of whatever nature or kind arising out of or  incidental  to or in any way  resulting  from the acts or  omissions  of the
Customer or the Customer"s officers, employees (while acting within the scope of their  employment),  or agents and any  third-party  claim  brought  against the
Service  Provider based on the Service  Provider"s acts or omissions  related to the provision of the  Interliant  Services to the Customer  unless such acts are adjudged to be illegal,  malicious,  or grossly negligent.  THIS INDEMNITY SHALL
INCLUDE CLAIMS BROUGHT BY THIRD- PARTIES  ALLEGING THAT THE SERVICE  PROVIDER IS
SOLELY NEGLIGENT IN THE PROVISION OF THE INTERLIANT SERVICES TO THE CUSTOMER.

     10.4 The Customer shall (i) defend,  at its expense,  and pay any costs and damages  finally  awarded  against  the Service  Provider in any action  brought against  the  Service  Provider to the extent that it is based on a claim as set forth in Section 10.3,  and (ii)  reimburse the Service  Provider for attorneys"
fees and other costs reasonably  incurred in connection with such an action. The obligations  set out in this  section  10.4 shall only apply  provided  that the
Service Provider:

     10.4.1 notifies the Customer promptly in writing of any such claim;  10.4.2 allows the Customer to fully control the defense of any such claim; and

     10.4.3  does not agree to any  settlement  of any such  claim  without  the
Customer's consent.

     11. General Provisions

     11.1 Force Majeure. No delay or default in performance of any obligation by either  party,  excepting all  obligations  to make  payments  hereunder,  shall constitute a breach of this Agreement to the extent caused by force majeure.

     11.2  Assignments  and  Subcontracts.  This  Agreement may not be assigned, sublicensed or otherwise  transferred  by either party,  whether by operation of law or otherwise,  without the other"s prior written consent, except that either party may assign this  Agreement upon notice to other in instances in which such assignment  is to an  entity  which  acquires  all or  substantially  all of the business of that party,  whether by merger,  consolidation,  or  acquisition  of assets,  provided  further  that such  assignee is not  directly  or  indirectly controlled by a competitor of the remaining original Party.

     11.3 Entirety of Agreement.
This Agreement constitutes the entire agreement of the Parties and supersedes all previous and contemporaneous communications, representations, or agreements with respect to the subject matter hereof, with the exception of any previously entered into Inter1iant, Inc. Confidentiality Agreement ("Confidentiality
Agreement"), which will continue in effect throughout the terms of this
Agreement. To the extent that there is a conflict between the language of this
Agreement and the Confidentiality Agreement, this Agreement will govern.

     11.4  Applicable  Law.  This  Agreement  and  all  matters   regarding  the
interpretation  and/or enforcement hereof,  shall be governed exclusively by the law of the State of New York,  without  reference to its conflicts of law rules, except in so far as the federal law of the United  States of America may control any  aspect of this  Agreement,  in which case  federal  law shall  govern  such aspect.

     11.5 Arbitration. If a
dispute arises out of (or relates to) this Agreement, or the breach thereof, the
Parties agree to submit said dispute to binding arbitration held in New York,
New York and administered by the American Arbitration Association, in accordance with it guidelines and rules, and the parties further agree that any judgment or award rendered by said arbitrators may be entered in any court having jurisdiction thereof.

     11.6 No Agency.  The Service Provider will, in all matters relating to this
Agreement,  act  as  an  independent  contractor.  Neither  is an  agent,  legal representative, partner, joint venturer, franchisee, employee, or servant of the other for any purpose. Neither Party will represent that it has any authority to assume or create  any  obligation,  express or  implied,  on behalf of the other party, or to represent the other party in any capacity.  Unless otherwise noted, both  parties  shall be  responsible  for all  expenses  incurred by them in the course of exercising any rights or responsibilities  accepted by them under this
Agreement.

     11.7 No Third Party Beneficiary .Any agreements  contained,  expressed,  or implied in this Agreement shall be only for the benefit of the Parties and their respective legal  representatives,  successors and assigns,  and such agreements shall not inure to the  benefit of the  obligees of any  indebtedness  of either
Party,  it being the  intention of the Parties that no person or entity shall be deemed a third party beneficiary of this Agreement.

     11.8  Severability  .If  any  provision  of  this  Agreement  is held to be unenforceable,  the parties  shall  substitute  for the  affected  provision  an enforceable  provision which  approximates the intent and economic affect of the affected provision.

     11.9  Modifications.  This  Agreement  shall not be modified,  interpreted, supplemented  or  amended  or in  any  way  revised  or  altered,  except  by an instrument in writing signed by duly authorized  representatives  of the Parties hereto.

     11.10 No Waiver. No failure
or delay of either Party hereto in exercising any right, power, or privilege hereunder (and no course of dealing between the Parties) shall operate as a waiver of any such right, power, or privilege. No waiver of any default on anyone occasion shall constitute a waiver of any subsequent default. No single or partial exercise of any such right, power, or privilege shall preclude the further or full exercise thereof.

     11.11   Signatures.   This  Agreement  may  be  signed  in  any  number  of
counterparts  with the same effect as if the signatures  thereon and hereon were upon the same instrument. Subject to the other provisions hereof, this Agreement shall not become  effective until copies hereof that, when taken together,  bear the signatures of each Party hereto have been received by each of such Parties.

     11.12   Surviving    Provisions.    The   Intellectual   Property   Rights,
Confidentiality,  Exemptions  and  Limitations  of  Liability,  Indemnification,
Applicable Law, and  Arbitration  Sections shall survive  ten'l1ination  of this
Agreement.
     11.13 Notices. All
notifications under this Agreement shall be sent to the contact persons at either their address or fax number as set out above in this Interliant Services
Ten"l1s and Conditions.

     11.14  Non-Exclusivity  .Nothing in this Agreement shall be read to prevent the  Service  Provider  from  entering  into  similar  arrangements  with  other entities,  including,  without  limitation,  other  infon"l1ation,  content,  or applications  providers,  from  providing  other  services  via  the  Interliant
Services or otherwise,  or from offering infon"l1ation services that exclude the
Content or Applications.

     11.15  Non-Solicitation.  The Service  Provider and the  Customer  agree to refrain from soliciting for employment, without the prior written consent of the other, their respective employees during the ten"l1 of this Agreement, and for a period of one (1) year following the ten"l1ination of this Agreement.

     11.16 Section  Headings.  Section headings are for reference  purposes only and shall not affect the interpretation or meaning of this Agreement.

     11.17 Conflicting Provisions. In the case of a conflict between a provision in these Ten"l1s and  Conditions  and a provision in an executed  Service Order, such  conflicting  provision  of  the  Service  Order  shall  prevail  over  the conflicting  provision  in these  Ten"l1s  and  Conditions  with  regard to that
Service Order.